FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Schedule of Fair Value, by Balance Sheet Grouping	The following table presents the carrying amount and estimated fair values of our financial instruments at December 31, 2024 and 2023, using market information and what we believe to be appropriate valuation methodologies under GAAP:

	December 31, 2024			December 31, 2023
	Carrying Amount	Fair Value		Carrying Amount	Fair Value
Asset (Liability) (a)		Level 1	Level 2		Level 1	Level 2
Cash and cash equivalents	$303,065	$303,065	—	$179,684	$179,684	—
Restricted cash, current (b)	19,366	19,366	—	—	—	—
Restricted cash, non-current (b)	676	676	—	678	678	—
Long-term debt (c)	(1,044,410)	—	(980,970)	(1,293,064)	—	(1,216,705)
Interest rate swaps (d)	49,353	—	49,353	43,179	—	43,179
Forward-starting interest rate swaps (d)	—	—	—	12,782	—	12,782
Noncontrolling interests in the Operating Partnership (e)	51,843	—	51,843	81,651	—	81,651

(a)We did not have Level 3 assets or liabilities at December 31, 2024 and 2023.
(b)Restricted cash represents proceeds from like-kind exchange sales deposited with a third-party intermediary and cash held in escrow. See Note 22 — Restricted Cash for additional information.
(c)The carrying amount of long-term debt is presented net of deferred financing costs and unamortized discounts on non-revolving debt. See Note 8 — Debt for additional information.
(d)See Note 9 — Derivative Financial Instruments and Hedging Activities for information regarding the Consolidated Balance Sheets classification of our derivative financial instruments.
(e)Noncontrolling interests in the Operating Partnership is neither an asset nor liability and is classified as temporary equity in the Company’s Consolidated Balance Sheets. This relates to the ownership of Rayonier, L.P. units by various individuals and entities other than the Company. See Note 6 — Noncontrolling Interests for additional information.